Exhibit 10.2A

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the “First Amendment”), dated as of December 20, 2013, amends that certain Second Amended and Restated Credit Agreement, dated as of June 12, 2013 (the “Credit Agreement”), by and among ADS MEXICANA, S.A. DE C.V., a corporation organized under the laws of the United Mexican States (the “Borrower”), the LENDERS (as defined in the Credit Agreement) PARTY THERETO, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WITNESSETH:

WHEREAS, Advanced Draining Systems, Inc., the Borrower’s parent company (“ADS”), desires to make a Capital Distribution (as defined in the ADS Credit Agreement) to its shareholders in the amount of approximately $107,966,100, which Capital Distribution is contemplated to occur in January, 2014, approximately $22,624,300 of which will be paid with respect to shares held by the ESOP (as defined in the ADS Credit Agreement) which have not been allocated to employees of ADS and its Subsidiaries (as defined in the ADS Credit Agreement) as of the date hereof (the “ADS Capital Distribution”).

WHEREAS, the Borrower has requested an amendment of the Credit Agreement in order to increase Consolidated EDITDAE by the amount of the ADS Capital Distribution paid with respect to unallocated shares held by the ESOP, and the Lenders have agreed to such amendment subject to the terms and conditions herein.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

2. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

3. Amendments to Credit Agreement.

(a) The following new defined terms are hereby added to Section 1.1 [Certain Definitions] of the Credit Agreement in alphabetical order as follows:

“First Amendment shall mean the First Amendment to Second Amended and Restated Credit Agreement, dated as of December 20, 2013.”

“First Amendment Effective Date shall mean the date upon which the First Amendment became effective pursuant to its terms.”

(b) The definition of Consolidated EBITDAE in Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated EBITDAE for any period of determination shall mean, without duplication, (i) net income, plus, to the extent reducing net income, the sum of amounts for (a) consolidated interest expense, (b) charges for federal, state, local and foreign income taxes, (c) total depreciation expense, (d) total amortization expense, (e) costs and expenses incurred in connection with the Transactions (as defined in the ADS Credit Agreement) in an aggregate amount not to exceed $2,100,000, (f) non-cash charges reducing net income for such period, (g) ESOP Compensation (as defined in the ADS Credit Agreement), (h) ESOP Dividends on Unallocated Shares (as defined in the ADS Credit Agreement), and (h) non-cash compensation related to stock options and restricted stock, minus (ii) non-cash gains increasing net income, in each case of ADS and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

For purposes of calculating Consolidated EBITDAE (a) with respect to a business acquired pursuant to a Permitted Acquisition (for the purposes of this definition, as defined in the ADS Credit Agreement), Consolidated EBITDAE shall be calculated on a pro forma basis (determined on a basis consistent with Article 11 or Regulation S-X promulgated under the Securities Act and as interpreted by the staff of the United States of America Securities and Exchange Commission), using historical numbers of any business so acquired, in accordance with GAAP as if such Permitted Acquisition had been consummated at the beginning of such period, and (b) with respect to a business or assets liquidated, sold or disposed of as permitted in the ADS Credit Agreement, Consolidated EBITDAE shall be calculated on a pro forma basis (determined on the basis stated above), using historical numbers of any business or assets so liquidated, sold or disposed of, in accordance with GAAP as if such liquidation, sale or disposition had been consummated at the beginning of such period.”

4. Conditions Precedent. The Borrower and the Lenders acknowledge that this First Amendment shall not be effective until the date each of the following conditions precedent has been satisfied (such date is referred to herein as the “First Amendment Effective Date”):

(a) The Borrower, the Required Lenders, and the Administrative Agent shall have executed, and delivered to the Administrative Agent, this First Amendment;

(b) ADS, the Guarantors (as defined in the ADS Credit Agreement), the Required Lenders (as defined in the ADS Credit Agreement) and the Administrative Agent (as defined in the ADS Credit Agreement) shall have executed and delivered an amendment to the ADS Credit Agreement consistent with the amendments of the Credit Agreement as set forth in this First Amendment;

(c) The Borrower, by its execution and delivery of this First Amendment, shall have and be deemed to have certified to the Administrative Agent and the Lenders that the certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Borrower, on behalf of the Borrower, remains true, correct and complete on and as of the First Amendment Effective Date;

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(d) Since March 31, 2013, no Material Adverse Change shall have occurred with respect to the Borrower;

(e) The Borrower shall have obtained all approvals and consents necessary to consummate the transactions contemplated by this First Amendment;

(f) The Borrower shall have reimbursed the Administrative Agent all fees and expenses, including without limitation, reasonable attorneys’ fees, for which the Administrative Agent is entitled to be reimbursed; and

(g) All legal details and proceedings to be consummated and/or otherwise completed as of the First Amendment Effective Date in connection with the transactions contemplated by this First Amendment and all other Loan Documents to be delivered to the Lenders shall be in form and substance reasonably satisfactory to the Administrative Agent.

5. Incorporation into Credit Agreement. This First Amendment shall be incorporated into the Credit Agreement by this reference.

6. Full Force and Effect. Except as expressly modified by this First Amendment, all of the terms, conditions, representations, warranties and covenants of the Credit Agreement and the other Loan Documents are true and correct and shall continue in full force and effect without modification, including without limitation, all liens and security interests securing the Borrower’s indebtedness to the Lenders and all Guaranty Agreements executed and delivered by the Guarantors.

7. Reimbursement of Expenses. The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this First Amendment and all other documents or instruments to be delivered in connection herewith.

8. Counterparts. This First Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

9. Entire Agreement. This First Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this First Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

10. Governing Law. This First Amendment shall be deemed to be a contract under the laws of the State of Ohio, U.S.A. and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio, U.S.A. without regard to its conflict of laws principles.

[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE - FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First Amendment as of the day and year first above written.

BORROWER:

ADS MEXICANA, S.A. DE C.V.

By:	/s/ Gerardo H. Maldonado G.
Name:	Gerardo H. Maldonado G.
Title:	Alternate Director

[SIGNATURE PAGE - FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION,
individually and as Administrative Agent

By:	/s/ George M. Gevas
Name:	George M. Gevas
Title:	Senior Vice President

[SIGNATURE PAGE - FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Carl S. Tabacjar, Jr.
Name:	Carl S. Tabacjar, Jr.
Title:	Vice President

[SIGNATURE PAGE - FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

FIFTH THIRD BANK, individually and as Co-Syndication Agent

By:	/s/ William J. Whitley
Name:	William J. Whitley
Title:	Senior Vice President